    As filed with the Securities and Exchange Commission on November 22, 2002

                                                   Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            -----------------------

                              ACORN PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)

              Delaware                                         22-3265462
    (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                             390 W. Nationwide Blvd.
                              Columbus, Ohio 43215
              (Address of Registrant's principal executive offices)

                            -----------------------

                              ACORN PRODUCTS, INC.
                           SECOND AMENDED AND RESTATED
                            1997 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                            -----------------------

                                  John G. Jacob
                             Chief Financial Officer
                              Acorn Products, Inc.
                             390 W. Nationwide Blvd.
                              Columbus, Ohio 43215
                                 (614) 222-4400
            (Name, address and telephone number of agent for service)


                            -----------------------

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                             Columbus, Ohio 43215

                            -----------------------


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------

                                            Proposed Maximum       Proposed Maximum
Title of Securities        Amount to be     Offering Price         Aggregate Offering        Amount of
to be Registered           Registered       Per Share*             Price*                    Registration Fee*
--------------------------------------------------------------------------------------------------------------
Common Stock,
 $.01 par value            150,000               $3.50                 $525,000                 $48.30
--------------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Acorn Products, Inc. common stock as reported on the Nasdaq SmallCap Market on November 21, 2002.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Acorn Products, Inc. common stock, $.01 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information concerning the Acorn Products, Inc. Second Amended and Restated 1997 Stock Incentive Plan, specified in Part I will be sent or given to participants as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statements previously filed with the Securities and Exchange Commission by the Registrant on July 25, 1997 (Registration No. 333-32087) and August 15, 2000 (Registration No. 333-43810).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on November 22, 2002.


                   ACORN PRODUCTS, INC.

                   By: /s/ John G. Jacob
                      ---------------------------------------------------------
                      John G. Jacob, Vice President and Chief Financial Officer

         Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         SIGNATURE                                   TITLE                                    DATE
         ---------                                   -----                                    ----

 * A. Corydon Meyer                         President, Chief Executive Officer          November 22, 2002
------------------------------------        and Director
    A. Corydon Meyer                        (Principal Executive Officer)


/s/ John G. Jacob                           Vice President and Chief                    November 22, 2002
------------------------------------        Financial Officer
  John G. Jacob                             (Principal Financial and
                                            Accounting Officer)


 * William W. Abbott                        Chairman                                    November 22, 2002
------------------------------------
   William W. Abbott


/s/ James R. Lind                           Director                                    November 22, 2002
------------------------------------
   James R. Lind


 * Vincent J. Cebula                        Director                                    November 22, 2002
------------------------------------
   Vincent J. Cebula


 * John J. Kahl, Jr.                        Director                                    November 22, 2002
------------------------------------
   John J. Kahl, Jr.


 * John L. Mariotti                         Director                                    November 22, 2002
------------------------------------
   John L. Mariotti



*By  /s/ John G. Jacob
   --------------------------------------------------
    John G. Jacob, Attorney-in-fact for each of
    the persons indicated

                          Registration No. 333-_______



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                            -------------------------


                              ACORN PRODUCTS, INC.


                            -------------------------

                                    EXHIBITS

                            -------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                      Exhibit Description
-----                                       -------------------

4(a) Third Amended and Restated Certificate of Incorporation of Acorn Products, Inc. (Previously filed as Exhibit 3.1 to Current Report on Form 8-K, filed with the Commission on November 22, 2002, and incorporated herein by reference).

4(b)                       Amended and Restated Bylaws of Acorn Products, Inc.
                           (Previously filed as Exhibit 3.2 to Registration Statement on Form S-1 (Registration No. 333-25325), filed with the Commission on April 17, 1997, and incorporated herein by reference).

4(c)              *        Acorn Products, Inc. Second Amended and Restated
                           1997 Stock Incentive Plan.

5                 *        Opinion of Porter, Wright, Morris & Arthur LLP
                           regarding legality.

23(a) Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herewith).

23(b)             *        Consent of Ernst & Young LLP.

24                *        Power of Attorney.

--------------------------

* Filed with this Registration Statement.